INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

         |_|      Preliminary Proxy Statement
         |_|      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2)
         |_|      Definitive Proxy Statement
         |X|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to ss.240.14a-12

                          INTERPLAY ENTERTAINMENT CORP.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No Fee Required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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|_|      Fee paid with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing party:

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         (4)      Date filed:

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                         INTERPLAY ENTERTAINMENT CORP.

    IMPORTANT ANNUAL SHAREHOLDERS' MEETING INFORMATION -- YOUR VOTE COUNTS!


SHAREHOLDER MEETING NOTICE

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE INTERPLAY ENTERTAINMENT CORP. SHAREHOLDER MEETING TO BE HELD ON JUNE 30, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND 10-Q FOR THE QUARTER ENDED MARCH 31, 2008 ARE AVAILABLE AT:

                            WWW.INVESTORVOTE.COM\IPLY

EASY ONLINE ACCESS -- A CONVENIENT WAY TO VIEW PROXY MATERIALS AND VOTE

WHEN YOU GO ONLINE TO VIEW MATERIALS, YOU CAN ALSO VOTE YOUR SHARES.

STEP 1: Go to WWW.INVESTORVOTE.COM\IPLY.
STEP 2: Click the View button(s) to access the proxy materials.
STEP 3: Return to the INVESTORVOTE.COM window and follow the instructions on the screen to log in.
STEP 4: Make your selection as instructed on each screen to select delivery preferences and vote.

WHEN YOU GO ONLINE, YOU CAN ALSO HELP THE ENVIRONMENT BY CONSENTING TO RECEIVE ELECTRONIC DELIVERY OF FUTURE MATERIALS.

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OBTAINING  A COPY OF THE  PROXY  MATERIALS  - IF YOU WANT TO  RECEIVE A PAPER OR
E-MAIL COPY OF THESE DOCUMENTS, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. PLEASE MAKE YOUR REQUEST FOR A COPY AS INSTRUCTED ON THE REVERSE SIDE ON OR BEFORE JUNE 17, 2008 TO FACILITATE TIMELY DELIVERY.


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SHAREHOLDER MEETING NOTICE & ADMISSION TICKET

INTERPLAY ENTERTAINMENT CORP.'S ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON JUNE 30, 2008 AT 100 NORTH CRESCENT DRIVE SUITE 324 BEVERLY HILLS, CA 90210, AT 5:00 P.M. PDT.

PROPOSALS TO BE VOTED ON AT THE MEETING ARE LISTED BELOW ALONG WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

     1. To approve an amendment to our Restated Certificate of Incorporation, as amended, to decrease the minimum number of Directors from seven (7) to three (3), effective as of the date on which the number of directors first fell below seven (7), with such number being initially fixed at three (3) and if Proposal 2 is approved then such number shall be fixed at five (5).

     2. Subject to the approval of Proposal 1, to elect the Board of Directors' five nominees as directors: 01- Herve Caen
                                                    02- Xavier de Portal
                                                    03- Eric Caen
                                                    04- Michel Welter
                                                    05- Alberto Haddad

     3. To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the aggregate number of shares of common stock authorized for issuance from 150,000,000 shares to 300,000,000 shares.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. TO VOTE YOUR SHARES YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF THE PROXY MATERIALS TO RECEIVE A PROXY CARD. IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE WITH YOU.

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HERE'S HOW TO ORDER A COPY OF THE PROXY  MATERIALS AND SELECT A FUTURE  DELIVERY
PREFERENCE:

PAPER COPIES: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

EMAIL COPIES: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

- INTERNET - Go to WWW.INVESTORVOTE.COM\IPLY. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

- TELEPHONE - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

- EMAIL - Send email to INVESTORVOTE@COMPUTERSHARE.COM with "Proxy Materials Interplay Entertainment Corp." in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 17, 2008.